UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2025

Herbalife Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309, Ugland House
Grand Cayman Cayman Islands	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2025, Herbalife Ltd. (the “Company”) held its 2025 annual general meeting of shareholders. The Company’s shareholders voted on the three proposals presented at the meeting, as set forth below.

Proposal 1:  Election of Directors.

Eleven board nominees for director were elected by a majority of the votes cast with respect to each nominee to serve until the 2026 annual general meeting of shareholders of the Company or until their successors are duly elected and qualified. The voting results are as follows:

Name of Nominee	For	Against	Abstain	Broker Non-votes
Michael O. Johnson	67,149,431	1,487,558	257,797	14,220,650
Richard H. Carmona	61,261,820	7,362,347	270,619	14,220,650
Lynda Cloud	68,414,907	161,426	318,453	14,220,650
Celine Del Genes	67,657,556	919,354	317,876	14,220,650
Sophie L’Hélias	67,875,705	698,130	320,951	14,220,650
Michael J. Levitt	68,183,951	438,962	271,873	14,220,650
Rodica Macadrai	68,154,870	470,689	269,227	14,220,650
Juan Miguel Mendoza	68,141,724	491,699	261,363	14,220,650
Perkins Miller	68,110,293	465,233	319,260	14,220,650
Don Mulligan	67,710,010	866,266	318,510	14,220,650
Maria Otero	67,202,929	1,352,057	339,800	14,220,650

Proposal 2:  Approve, on an advisory basis, the compensation of the Company’s named executive officers.

The advisory resolution to approve the compensation of the named executive officers was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
35,330,716	33,240,395	323,675	14,220,650

Proposal 3:  Ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was ratified. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
80,402,933	2,445,109	267,394	——

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

April 25, 2025	By:	/s/ Henry C. Wang
	Name:	Henry C. Wang
	Title:	Chief Legal Officer and Corporate Secretary

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